Securities and Exchange Commission
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): May 2, 2000


                          PECO ENERGY TRANSITION TRUST
                          ----------------------------
                          (Issuer of Transition Bonds)


                               PECO ENERGY COMPANY
              (Grantor of Issuer and Servicer of Transition Bonds)
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                  333-31646              51-0382130
  ----------------------------       ------------         -------------------
  (State or other jurisdiction       (Commission            (IRS Employer
        of incorporation)            File Number)         Identification No.)


                          PECO Energy Transition Trust
               c/o First Union Trust Company, National Association
                                 920 King Street
                           Wilmington, Delaware 19801
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (302) 888-7532
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5. Other Events

     Reference is made to the registration statement on Form S-3, as amended (Registration No. 333-31646), filed by PECO Energy Company and PECO Energy Transition Trust with the Securities and Exchange Commission under the Securities Act of 1933, as amended. Pursuant to such registration statement, $1,000,000,000 aggregate principal amount of Transition Bonds Series 2000-A were issued and sold by PECO Energy Transition Trust. The transaction was closed on May 2, 2000.

     In connection with this transaction, PECO Energy Company and PECO Energy Transition Trust entered into the material agreements attached hereto as Exhibits.

Item 7. Financial Statements and Exhibits

     A list of the Exhibits filed herewith is attached hereto.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                    PECO ENERGY TRANSITION TRUST
                                    (Issuer of Transition Bonds)

                                    By: /s/ Thomas R. Miller
                                        ----------------------------------------
                                        Thomas R. Miller
                                        Beneficiary Trustee


                                    PECO ENERGY COMPANY,
                                    (Grantor of PECO Energy Transition Trust and
                                    Servicer of the Transition Bonds)

                                    By: /s/ C.A. McNeill, Jr.
                                        ----------------------------------------
                                        C.A. McNeill, Jr.
                                        Chairman of the Board, President and
                                        Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.       Exhibit
-----------       -------
   1.1            Underwriting Agreement dated April 27, 2000 among PECO Energy
                  Transition Trust, PECO Energy Company and Salomon Smith
                  Barney, Inc., as representative of the several underwriters named therein.

   4.1 Second Amended and Restated Trust Agreement for PECO Energy Transition Trust dated as of May 2, 2000 among George Shicora and Thomas R. Miller, as Beneficiary Trustees, First Union Trust Company, National Association, as Issuer Trustee, Delaware Trustee and Independent Trustee, and PECO Energy Company, as Grantor and Owner.

   4.3.1 Indenture dated as of March 1, 1999 between PECO Energy Transition Trust and The Bank of New York (Incorporated by reference to Exhibit 4.3.1 to PECO Energy Transition Trust's Current Report on Form 8-K dated March 31, 1999).

   4.3.2 Series Supplement dated as of May 2, 2000 between PECO Energy Transition Trust and The Bank of New York.

  10.1 Intangible Transition Property Sale Agreement dated as of March 25, 1999, as amended and restated as of May 2, 2000, between PECO Energy Transition Trust and PECO Energy Company.

  10.2 Master Servicing Agreement dated as of March 25, 1999, as amended and restated as of May 2, 2000, between PECO Energy Transition Trust and PECO Energy Company.